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                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         Date of Report August 16, 2001
                                        ---------------
                        (Date of earliest event reported)
                                 August 13, 2001

                         KENILWORTH SYSTEMS CORPORATION
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    NEW YORK

                                -----------------
                 (State or other jurisdiction of incorporation)



          0-08962                                        13-2610105
         ---------                                     ---------------
 (Commission File Number)                      (IRS Employer Identification No.)



54 Kenilworth Road, Mineola, New York                       11501
----------------------------------------                   --------
(Address of principal executive offices)                  (Zip Code)



        Registrant's telephone number, including area code (516) 741-1352
                                                           --------------

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Item 5. Other Events

         OUR NEWS RELEASE DATED AUGUST 16, 2001, FILED AS EXHIBIT 20 TO THIS REPORT, IS INCORPORATED BY REFERENCE HEREIN.

                                    EXHIBITS
                                    --------
Designation           Description                    Method of Filing

Exhibit 20            News Release dated             Filed with this Report
                      August 16, 2001

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                                    SIGNATURE

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED ON THE DATE INDICATED.

                                   KENILWORTH SYSTEMS CORPORATION
                                   ------------------------------
                                   (Registrant)


Date:  August 16, 2001             By:/s/ Herbert Lindo
                                      -------------------------
                                      Herbert Lindo
                                      President


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                                  EXHIBIT INDEX
                                  -------------

Designation                Description
-----------                -----------
Exhibit 20                 News Release dated August 16, 2001